Filed pursuant to Rule 497(a)

File No. 333-166363

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OFS Capital Corporation Prices Initial Public Offering

Rolling Meadows, IL – November 7, 2012 – OFS Capital Corporation (NASDAQ: OFS) announced today the pricing of the initial public offering of 6,666,667 shares of its common stock at a public offering price of $15.00 per share, raising approximately $100.0 million in gross proceeds. OFS Capital Corporation has granted the underwriters an option to purchase up to an additional 1,000,000 shares of its common stock. OFS Capital Corporation’s common stock is expected to begin trading on The Nasdaq Global Market under the symbol “OFS” on November 8, 2012. Morgan Stanley & Co. LLC, UBS Securities LLC, Barclays Capital Inc. and RBC Capital Markets, LLC are acting as joint book-running managers. Oppenheimer & Co. Inc. and Janney Montgomery Scott LLC are acting as co-lead managers. Ladenburg Thalmann & Co. Inc., Wunderlich Securities, Inc. and Houlihan Lokey Capital, Inc. are acting as co-managers. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on or about November 14, 2012.

OFS Capital Corporation intends to use the net proceeds of the offering, together with cash on hand, to repay certain outstanding indebtedness under its existing credit facility and to use the remaining net proceeds, if any, to invest in portfolio companies in accordance with its investment objective and strategies and for general corporate purposes.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission. This offering is being made solely by means of a written prospectus forming part of the effective registration statement. A copy of the prospectus relating to the offering may be obtained from: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, or by emailing prospectus@morganstanley.com (telephone number 1-866-718-1649); UBS Securities LLC, 299 Park Avenue, New York, New York 10171 (telephone number 1-888-827-7275); or Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, or by emailing barclaysprospectus@broadridge.com (telephone number 1-888-603-5847). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of OFS Capital Corporation before investing. The prospectus contains this and other information about OFS Capital Corporation and should be read carefully before investing.

About OFS Capital Corporation

OFS Capital Corporation is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. OFS Capital Corporation’s investment objective is to provide its stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments in middle-market companies in the United States. It is anticipated that its investments will include asset classes in which its external manager has expertise, including senior secured, unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other minority equity securities.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. OFS Capital Corporation undertakes no duty to update any forward-looking statements made herein.

Contact

OFS Capital Corporation

Mendel Communications LLC

Bill Mendel, 212-397-1030

bill@mendelcommunications.com